REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 16, 2004, among HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto as Holders (collectively, together with their permitted successors and assigns, the "Holders") of Warrants (as defined below) and Transfer Restricted Securities (as defined below).

                  WHEREAS, the Company has agreed to issue to the lenders under that certain Credit Agreement, dated January 16, 2004, among the Company, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent, Syndication Agent and Arranger, and the lenders named therein, an aggregate of 10,000,000 Warrants (the "Warrants"), each such Warrant initially entitling the holder thereof to purchase one (1) share of common stock, $0.01 par value, of the Company (the "Common Stock") at an exercise price of $6.50 per share of Common Stock;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, the Holders and the Company agree as follows:

                            Section 1. DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

Act: The Securities Act of 1933, as amended.

Affiliate: As defined in Rule 144.

Black Out Notice: As defined in Section 4(b) hereof.

Black Out Period: As defined in Section 3(a) hereof.

Closing Date: The date hereof.

Commission: The Securities and Exchange Commission.

Effective Date: The earlier of the date on which (i) the Company shall have provided written notice to the Holders that audited financial statements of the Company are available for the periods that would be required to be included in a registration statement on Form S-1 (the "Audited Financial Statements") or (ii) the Audited Financial Statements are filed with the Commission.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Expiration Date: January 16, 2014.

Person: Any individual, limited liability company, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Registration Statement: Any registration statement of the Company relating to the registration for resale of Transfer Restricted Securities that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto including post-effective amendments) and all exhibits and material incorporated by reference therein.

Rule 144: Rule 144 promulgated under the Act.

Transfer Restricted Securities: (a) Each Warrant and Warrant Share held by an Affiliate of the Company and (b) each other Warrant and Warrant Share until the earlier to occur of the date on which (i) such Warrant has been exercised pursuant to a Registration Statement or (ii) such Warrant Share (other than any Warrant Share issued upon exercise of a Warrant in accordance with a Registration Statement) has been disposed of in accordance with a Registration Statement or distributed to the public pursuant to Rule 144 under the Act.

Warrant Agent: Wells Fargo Bank Minnesota, National Association, as warrant agent under the Warrant Agreement.

Warrant Agreement: Warrant Agreement, dated January 16, 2004, between the Company and Wells Fargo Bank Minnesota, National Association, as warrant agent.

Warrant Shares: Shares of Common Stock, issuable upon exercise of Warrants and any "restricted securities" (as defined in Rule 144) issuable upon the conversion or exchange of Common Stock.

                              Section 2. HOLDERS

                  A Person is deemed to be a Holder whenever such Person is the holder of record of Transfer Restricted Securities.

                        Section 3. SHELF REGISTRATION

                  (a) Shelf Registration. The Company shall prepare and cause to be filed with the Commission on or before 90 days from the Effective Date pursuant to Rule 415 under the Securities Act a Registration Statement on the appropriate form relating to resales of Transfer Restricted Securities by the Holders thereof and, if permitted by applicable law, the exercise of Warrants that are Transfer Restricted Securities. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable thereafter. To the extent necessary to ensure that the Registration Statement is available to the Holders entitled to the benefit of this Section 3(a), the Company shall use its reasonable best efforts to keep any Registration Statement required by this Section 3(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 4(a) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (A) the Expiration Date and (B) the date as of which there are no Transfer Restricted Securities; provided that such obligation shall expire before such date if the Company delivers to the Warrant Agent a written opinion of counsel to the Company (which opinion of counsel shall be reasonably satisfactory to the Warrant Agent) that all Holders (other than Affiliates of the Company) of Warrants and Warrant Shares may resell the Warrants and the Warrant Shares without registration under the Act and without restriction as to the manner, timing or volume of any such sale; and provided, further, that notwithstanding the foregoing, any Affiliate of the Company may, with notice to the Company, require the Company to keep the Registration Statement continuously effective for resales by such Affiliate for so long as such Affiliate holds Warrants or Warrant Shares, including as a result of any market-making activities or other trading activities of such Affiliate. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference, for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, 60 consecutive days and no more than two times in any calendar year, in the event that (i) an event or circumstance occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith judgment of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of such event at such time could reasonably be expected to have a material adverse effect on the business or operations of the Company or (B) the disclosure otherwise relates to a material business transaction or development which has not yet been publicly disclosed; provided that such Black Out Period shall be extended for any period, not to exceed an aggregate of 45 days in any calendar year, during which the Commission is reviewing any proposed amendment or supplement to the Registration Statement, any related prospectus or any document incorporated therein by reference which has been filed by the Company; and provided, further, that no Black Out Period may be in effect during the three months prior to the Expiration Date.

                  (b) Provision by Holders of Certain Information in Connection with the Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

                      Section 4. REGISTRATION PROCEDURES

                  (a) In connection with the Registration Statement and any related Prospectus required by this Agreement, the Company shall:

                  (i) use its reasonable best efforts to effect such registration in accordance with Section 3 and in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the registration referenced in Section 3 and in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

                  (ii) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement. Upon the occurrence of any event or circumstance that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall, subject to Section 3(a), file promptly, subject to Section 4(a)(vi), an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

                  (iii) prepare and file with the Commission such amendments and post- effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act if required, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iv) advise the Holders named in any Shelf Registration Statement promptly and, if requested by any of such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the happening of any event or circumstance that as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (v) subject to Section 4(a)(ii), if any event or circumstance contemplated by Section 4(a)(iv)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) furnish to counsel to the Holders named in any Shelf Registration Statement, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such counsel for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such counsel shall reasonably object within five Business Days after the receipt thereof. Such counsel shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or fails to comply with the applicable requirements of the Act;

                  (vii) promptly prior to the filing of any document (other than any document relative to the ordinary course of the Company's business) that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to counsel to the Holders named in any Shelf Registration Statement, and make the Company's representatives available for discussion of such document and other customary due diligence matters;

                  (viii) make available, at reasonable times, for inspection by the Holders named in any Shelf Registration Statement and any attorney or accountant retained by such Persons, subject to appropriate confidentiality agreements, all financial and other records and pertinent corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders and any attorney or accountant retained by such Persons in connection with such Registration Statement or any post- effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (ix) if requested by the Holders named in any Shelf Registration Statement, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Persons may reasonably request to have included therein, including, without limitation, information relating to the plan of distribution (the "Plan of Distribution") of the Transfer Restricted Securities and the use of the Registration Statement or Prospectus for market-making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (x) furnish to each Holder named in any Shelf Registration Statement upon request, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits incorporated therein by reference);

                  (xi) deliver to each Holder named in any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder reasonably may request; the Company hereby consents to the use (in accordance with law and subject to Section 4(b) hereof) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such U.S. jurisdictions as the selling Holders may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may reasonably request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (xiv) use its reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or U.S. authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Warrant Agent or the transfer agent and registrar for the Warrant Shares, as applicable, with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company; and

                  (xvi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Act).

                  (b) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice from the Company of the commencement of a Black Out Period (in each case, a "Black Out Notice"), such Person will forthwith discontinue disposition of Transfer Restricted Securities or exercise of warrants pursuant to the applicable Registration Statement until such Person is advised in writing by the Company of the termination of the Black Out Period. Each Person receiving a Black Out Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Black Out Notice.

                       Section 5. REGISTRATION EXPENSES

                  All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, including printing Prospectuses (whether for sales, market-making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) if the Common Stock shall then be listed on any national securities exchange or automated quotation system, all application and filing fees in connection with listing the Warrant Shares thereon, and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                          Section 6. INDEMNIFICATION

                  (a) The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, its respective Affiliates and their respective directors, officers, employees and agents and each Person who controls (within the meaning of the Act) such holder ("Seller Indemnitees") against any and all actions, losses, claims, damages, liabilities and expenses (including attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, any amendment or supplement thereto or preliminary prospectus (each as amended and/or supplemented, if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except, with respect to any Seller Indemnitee, insofar as such untrue statement or omission is made in reliance on and conformity with any information with respect to such Seller Indemnitee furnished to the Company in writing by such Seller Indemnitee expressly for use therein. In connection with an underwritten offering, the Company will indemnify each underwriter thereof, the officers and directors of such underwriter, and each Affiliate of each underwriter to the same extent as provided above with respect to the indemnification of the holders of Transfer Restricted Securities; provided that such underwriter agrees to indemnify the Company to the same extent as provided below with respect to the indemnification of the Company by the holders of Transfer Restricted Securities.

                  (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 6(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 6(a) or Section 6(b), such Person (hereinafter called an "Indemnified Party") shall promptly notify each Person against whom such indemnity may be sought (hereinafter called an "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both an Indemnifying Party and an Indemnified Party and the Indemnified Party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment against the Indemnified Party, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 6(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) hereof but also the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

                             Section 7. RULE 144

                  The Company agrees with each Holder that, after the Effective Date and for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company shall make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

                           Section 8. MISCELLANEOUS

                  (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 3 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3 hereof.

                  (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of this Section 8(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates); provided that this Agreement may be amended without the consent of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect any Holder.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Warrant Agent, with a copy to the Warrant Agent; and

                  (ii) if to the Company: HEALTHSOUTH Corporation

                                          One HEALTHSOUTH Parkway
                                          Birmingham, Alabama 35243
                                          Telecopier No.: (205) 970-5913
                                          Attention: General Counsel

                       With copies to:
                                          Skadden, Arps, Slate, Meagher
                                            & Flom LLP
                                          One Rodney Square
                                          P.O. Box 636
                                          Wilmington, DE  19899
                                          Facsimile: (302) 651-3001
                                          Attention: Robert Pincus

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in Warrant Agreement.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Warrant Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Warrant Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


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




                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                             HEALTHSOUTH CORPORATION


                                         By:   /s/ Guy Sansone
                                             -----------------------------------
                                         Name:  Guy Sansone
                                         Title: Interim Chief Financial Officer

The foregoing is hereby agreed to as of the date hereof:

         CREDIT SUISSE FIRST BOSTON,
         CAYMAN ISLANDS BRANCH

         By:   /s/ James Moran
            -------------------------------
         Name:  James Moran
         Title: Director